UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Act of 1934

Date of Report (Date of earliest event reported): April 10, 2020

Synthesis Energy Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33522	20-2110031
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Riverway, Suite 1700 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

(713) 579-0600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.133-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SES	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01. Entry into a Material Definitive Agreements.

On April 10, 2020, Synthesis Energy Systems, Inc. (the “Company”) entered into a promissory note (the “Note”) in favor of JPMorgan Chase Bank, N.A. reflecting a loan in the amount of $134,127 (the “Loan”). The Loan is granted pursuant to the Paycheck Protection Program (the “PPP”) administered by the United States Small Business Administration as part of the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”), which provides for forgiveness of up to the full principal amount and accrued interest of qualifying loans.

The interest rate on the Note is 1.0% per annum. Payments of principal and interest are deferred for 180 days from the date of the Note. The PPP provides a mechanism for forgiveness of up to the full amount borrowed as long as the Company uses the loan proceeds during the eight-week period after the loan origination for eligible purposes, including U.S. payroll costs, certain benefits costs, rent and utilities costs, and maintains its employment and compensation levels, subject to certain other requirements and limitations. The amount of loan forgiveness is subject to reduction, among other reasons, if the Company terminates employees or reduces salaries or wages during the eight-week period. Any unforgiven portion of the Loan is payable over a two-year term, with payments deferred during the deferral period. The Company is permitted to prepay the Note at any time without payment of any premium. The Note contains customary events of default, including, among others, those relating to failure to make a payment, bankruptcy, material defaults on other indebtedness, breaches of representations, and material adverse changes.

The foregoing description of the Note is qualified in its entirety by reference to its full text, a copy of which is attached as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 8.01 Other Events.

Update on Batchfire Share Exchange

On May 4, 2020, the Company was informed of a rights offering commenced by Batchfire Resources Pty Ltd (“Batchfire”), whereby Batchfire intends to raise $20 million AUD (approximately $12.8 million USD). As a result of this offering, the Company expects to have its ownership interest in Batchfire diluted and potentially to affect its Share Exchange Agreements entered into October 2019 with certain shareholders of Batchfire, whereby such shareholders would exchange their shares of Batchfire for shares of the Company’s common stock at a ratio of 10 Batchfire shares for one share of Company common stock. The Company will provide further updates with respect to Batchfire and the proposed share exchanges as more information becomes available.

Reliance on SEC Relief from Filing Requirements

The Company is also filing this current report on Form 8-K pursuant to the Order of the Securities and Exchange Commission (the “SEC”), issued on March 4, 2020 and as revised on March 25, 2020 pursuant to Section 36 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), granting exemptions from specified provisions of the Exchange Act and certain rules thereunder (Release No. 34-88465) (the “SEC Order”). The SEC Order provides that a registrant subject to the reporting requirements of Exchange Act Section 13(a) or 15(d), and any person required to make any filings with respect to such registrant, is exempt from any requirement to file or furnish materials with the Commission under Exchange Act Sections 13(a), 13(f), 13(g), 14(a), 14(c), 14(f), 15(d) and Regulations 13A, Regulation 13D-G (except for those provisions mandating the filing of Schedule 13D or amendments to Schedule 13D), 14A, 14C and 15D, and Exchange Act Rules 13f-1, and 14f-1, as applicable, if certain conditions are satisfied.

The Company, relying on the SEC Order, will delay the filing of its Quarterly Report on Form 10-Q for the three months ended March 31, 2020 (the “Report”) due to the circumstances related to COVID-19. In particular, due to the government imposed restrictions on travel and stay-at-home orders, COVID-19 has caused business environment disruptions which have affected the Company and limited access to its corporate office in Houston, Texas. These restrictions have, in turn, have slowed the completion of the Company’s internal quarterly review, including evaluating the various impacts of COVID-19 on its financial statements, and to prepare and complete in a timely manner the Report. The Company expects to file the Report on or before June 28, 2020.

Risk Factor Updates

The Company will be including the following risk factor in the Report which should be read in conjunction with the risk factors described in our Annual Report on Form 10-K for the year ended June 30, 2019 filed with the SEC on January 13, 2020, and its subsequent periodic reports:

The outbreak of COVID-19, or an outbreak of another highly infectious or contagious disease, could adversely affect the combined company’s business, financial condition and results of operations.

The business of the Company is dependent upon the willingness and ability of its customers to conduct transactions. The spread of a highly infectious or contagious disease, such as COVID-19, could cause severe disruptions in the worldwide economy, which could in turn disrupt the Company’s business, activities, and operations, as well as that of its customers. Moreover, since the beginning of January 2020, the COVID-19 outbreak has caused significant disruption in the financial markets both globally and in the United States which has impacted the ability of the Company and its affiliate Australian Future Energy (“AFE”) to raise capital required for their proposed merger and development of AFE’s Gladstone project. In addition, COVID-19 has negatively impacted global coal prices which may have a negative effect on the operations of Batchfire Resources and the proposed Batchfire share exchange with the Company. The spread of COVID-19, or an outbreak of another highly infectious or contagious disease, may result in a significant decrease in business and/or cause further disruptions to the Company’s proposed merger with AFE and the Batchfire share exchange and cause the Company to be unable to meet existing payment or other obligations. A spread of COVID-19, or an outbreak of another contagious disease, could also negatively impact the availability of key personnel necessary to conduct the Company’s business. Such a spread or outbreak could also negatively impact the business and operations of third party providers who perform critical services for the Company’s business. If COVID-19, or another highly infectious or contagious disease, spreads or the response to contain COVID-19 is unsuccessful, the Company could experience a material adverse effect on its business, financial condition, and results of operations.

Item 9.01 Financial Statements and Exhibits.

10.1	U.S. Small Business Administration Note dated April 10, 2020 of Synthesis Energy Systems, Inc. in favor of JPMorgan Chase Bank, N.A. as the Lender

Forward-Looking Statements

This current report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act. Statements that are not strictly historical statements constitute forward-looking statements and may often, but not always, be identified by the use of words such as “expects,” “believes,” “intends,” “anticipates,” “plans,” “estimates,” “potential,” “possible,” or “probable” or statements that certain actions, events or results “may,” “will,” “should,” or “could” be taken, occur or be achieved. The forward-looking statements include statements about future operations and the anticipated timing for closing the proposed merger. Forward-looking statements are based on current expectations and assumptions and analyses made by the Company and AFE in light of experience and perception of historical trends, current conditions and expected future developments, as well as other factors appropriate under the circumstances. However, whether actual results and developments will conform with expectations is subject to a number of risks and uncertainties, including but not limited to the possibility that the companies may be unable to obtain stockholder approval or satisfy the other conditions to closing. The Company’s annual report on Form 10-K for the year ended June 30, 2019, recent current reports on Form 8-K, and other SEC filings discuss some of the important risk factors identified that may affect its business, results of operations, and financial condition. The Company and AFE undertake no obligation to revise or update publicly any forward-looking statements, except as required by law.

Additional Information about the Transaction

In connection with the proposed transaction, the Company has filed with the SEC a registration statement on Form S-4 that will include a proxy statement of the Company that also constitutes a prospectus of the Company relating to the Common Stock to be issued pursuant to the Merger. The proxy statement/prospectus includes important information about both the Company and AFE. The Company also plans to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, AFE AND THE PROPOSED TRANSACTION. Investors and security holders may obtain these documents when available free of charge at the SEC’s website at www.sec.gov. In addition, the documents filed with the SEC by the Company can be obtained free of charge from the Company’s website at www.synthesisenergysystems.com.

Participants in Solicitation

The Company and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the shareholders of the Company in respect of the proposed transaction. Information regarding the Company’s directors and executive officers is available in its annual report on Form 10-K for the year ended June 30, 2019, which was filed with the SEC on January 13, 2020. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Synthesis Energy Systems, Inc.

Dated: May 7, 2020	/s/ Robert Rigdon
Robert Rigdon
President and Chief Executive Officer